EXHIBIT 10.2
Registration Rights Agreement
This Registration Rights Agreement (the “Agreement”) is made as of the date set forth below between Arcadia Resources, Inc., a Nevada corporation (the “Company”), and Capital Research and Management Company (the “Investor”), in conjunction with a Securities Purchase Agreement dated as of the date hereof. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.
RECITALS
     WHEREAS, the Company has sold to up to 4,999,999 shares (the “Shares”) of its common stock, $0.001 par value per share, (the “Common Stock”), to the Investor in a private placement (the “Offering”); and
     WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.
          NOW, THEREFORE, the parties hereto agree as follows:
     1. Registration Procedures and Expenses. The Company shall:
               (a) subject to receipt of necessary information from the Investors, prepare and file with the Securities and Exchange Commission (“SEC”), within thirty (30) Calendar Days after the Closing Date (the “Required Filing Date”), a Registration Statement on Form S-3 or such other form as is available to the Company to enable the resale of the Shares by the Investors from time to time;
               (b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective by April 30, 2007 (the “Required Effective Date”). If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date because of the Company’s breach of this provision, then the Investor shall be entitled to receive from the Company, as payment in full satisfaction for such breach, an aggregate number of shares of Common Stock equal to 1% of the number of Shares for each month after April 30, 2007, that the Registration Statement is not declared effective (or does not remain effective), up to a maximum aggregate amount of 5% of the Shares (the “Penalty Shares”). In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company’s business structure or sale or transfer of all or any part of the Company’s business or assets (referred to as a “Capital Adjustment”), the number of Penalty Shares shall be adjusted consistent with such Capital Adjustment;
               (c) use its commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (ii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

               (d) furnish to the Investor such number of copies (in paper or electronic version) of the Registration Statement and the Prospectus (including supplemental prospectuses), as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor.
     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Investor shall furnish to the Company such information and representations regarding Investor, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and/or sale under Rule 144.
     The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.
     2. Transfer of Shares After Registration; Suspension.
               (a) The Investor agrees that it will not effect any disposition or other transfer of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.
               (b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor with either copies of any documents filed pursuant to Section 2(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 2(b)(i) hereof when the amendment has become effective).
               (c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any material changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing or electronically to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section 4.6 of Annex I to the Securities Purchase Agreement.
               (d) If a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.
               (e) In the event of a sale of Shares by the Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, such documentation reasonably requested by the transfer agent including, without limitation, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.
               (f) The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives all of the documentation required by the transfer agent including the Certificate of Subsequent Sale in the form attached hereto as Exhibit “A.”
The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Investor at Investor’s expense and upon request of Investor, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the Investor’s expense and upon request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).
     3. Indemnification. For the purpose of this Section 3:

               (a) the term “Selling Shareholder” shall mean the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;
               (b) the term “Registration Statement” shall mean the final Prospectus, supplement or amendment thereto (or deemed to be a part thereof) referred to in Section 1; and
               (c) the term “untrue statement” shall mean any material untrue statement, or any material omission of a statement of a material fact required to be made therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading.
               (d) (i) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, or damages to which such Selling Shareholder may incur (under the Securities Act or otherwise) insofar as such losses or damages arise out of (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any inaccuracy in the representations of the Company contained in this Agreement. The Company will reimburse such Selling Shareholder for any reasonable legal expense incurred or any out of pocket expenses reasonably incurred in defending any such claim or action; provided, however, that the Company shall not be liable in any such case to the extent that such loss or damage arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections in this Agreement or contained in the Securities Purchase Agreement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Company from the Investor as a result of the Offering.
                    (ii) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses or damage to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such loss or damage (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in this Agreement or of the Securities Purchase Agreement or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement. The Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in defending any such claim, action or proceeding. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.
                    (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.
                    (iv) If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any loss or damage (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss or damage (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such loss or damage (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the loss or damage (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal fees incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.
     4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 of the Securities Purchase Agreement or this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.
     5. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor, upon the reasonable request of the Investor:
               (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and,
               (b) an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses either in printed or electronic form.
     6. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:
               (a) if to the Company, to:
Arcadia Resources, Inc.
405 5th Avenue South, Suite 6
Naples, FL 34102
Attention: Chairman and CEO
Telephone: (239) 434-8884
Fax: (239) 434-5858

with a copy to:
Kerr, Russell and Weber, PLC
Attention: Patrick Haddad
500 Woodward Ave., Suite 2500
Detroit, MI 48226-3427
Telephone: (313) 961-0200
Fax: (313) 961-0388
               (b) if to the Investor, at its address on the signature page to the Stock Purchase Agreement.
     7. Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.
     8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     9. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Michigan, without giving effect to the principles of conflicts of law.
     11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
[Remainder of Page Intentionally Left Blank]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: December 28, 2006
Capital Research and Management Company
on behalf of SMALLCAP World Fund, Inc. and
American Funds Insurance Series, Global Small
Capitalization Fund

By:	/s/ Catherine M. Ward
Name: Catherine M. Ward
Title: Sr. Vice President

Address:	333 S. Hope St.
Los Angeles, CA
90071
AGREED AND ACCEPTED:
Arcadia Resources, Inc.

By:	/s/ John E. Elliott, II Name: John E. Elliott, II
Title: Chairman and CEO

Exhibit A
Arcadia Resources, Inc.
CERTIFICATE OF SUBSEQUENT SALE
National City Bank

RE: Sale of Shares of Common Stock of Arcadia Resources, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 20___ (the “Prospectus”)
Dear Sir/Madam:
     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:

Print Name:

Title:

A-1